UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
August 29, 2023

TPG Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300		76102
Fort Worth, TX		(Zip Code)
(817) 871-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, $0.001 par value	TPG	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 29, 2023, Ken Murphy notified TPG Inc. (“TPG” or the “Company”) of his decision to step down from his role as Chief Operating Officer of the Company, effective as of September 5, 2023. Mr. Murphy will continue to serve in an advisory capacity until his anticipated retirement following a planned transition period.
On September 5, 2023, TPG appointed Anilu Vazquez-Ubarri, 47, to serve as Chief Operating Officer of the Company. Ms. Vazquez-Ubarri joined TPG in 2018 and most recently served as Partner and Chief Human Resources Officer of the Company. She has been a member of the TPG board of directors since its inception. In her role, Ms. Vazquez-Ubarri developed and implemented a multi-year human resources strategy and has been involved in a number of the Company’s strategic growth initiatives, including the Company’s initial public offering and pending acquisition of Angelo Gordon. In addition, Ms. Vazquez-Ubarri is a founding member of TPG NEXT, the firm’s strategy to seed and stake diverse investment managers, and she currently serves as a senior sponsor and investment committee member for NEXT’s inaugural fund. She currently serves as a director on the boards of Upwork Inc. and Greenhouse Software and on the boards of nonprofit companies Teach for America-Bay Area, the Vera Institute of Justice, and Charter School Growth Fund.
Item 7.01. Regulation FD Disclosure.
A copy of the Company’s press release announcing Mr. Murphy’s resignation and Ms. Vazquez-Ubarri’s appointment to Chief Operating Officer of the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit 99.1 be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of TPG Inc., dated September 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG INC.

By:	/s/ Bradford Berenson
Name:	Bradford Berenson
Title:	General Counsel
Date: September 5, 2023